UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2006

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   000-50908                   20-1195343
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(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

450 Park Avenue, 10th Floor, New York, New York                         10022
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   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (212) 644-3450

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

      As of May 1, 2006, the Board of Directors of Rand Logistics, Inc. (the "Registrant") appointed Joseph W. McHugh, Jr. as Chief Financial Officer of the Registrant. Since January 1, 2006, Mr. McHugh has served as a financial consultant to the bankruptcy trustee of High Voltage Engineering Corporation ("HVEC"), a diversified group of industrial and technology based manufacturing and services businesses. HVEC filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code on March 1, 2004 and again on February 8, 2005. Mr. McHugh served as Chief Financial Officer of HVEC from 1992 through 2004 and as its Vice President of Finance during 2005. Mr. McHugh's CFO responsibilities included accounting, SEC and lender financial reporting, banking, taxes, employee benefit plans, investor/lender relations, and closing of complex financings, acquisitions and divestitures. Mr. McHugh received a B.S. in Accounting and a M.B.A. from Bentley College, and is a Certified Management Accountant. Mr. McHugh is 51 years of age.

      The Registrant has not entered into a written agreement with respect to Mr. McHugh's employment but has agreed that Mr. McHugh will receive an annual base salary of $137,500 and be eligible to receive an annual bonus targeted at 40% of his base salary based on achieving certain performance targets to be determined in the future by the Board of Directors of the Registrant.

      Mr. McHugh's office is currently located in Woburn, Massachusetts for the convenience of his prior employer, and he will initially work for Rand primarily from that office and Lower Lakes' offices in Port Dover, Ontario. However, Mr. McHugh anticipates leasing another office in Massachusetts in the next few months. The Registrant will either directly pay, or reimburse Mr. McHugh, for the cost of such leased office space. Mr. McHugh will continue to serve as a part-time consultant to HVEC. Neither the Registrant nor Mr. McHugh believes that the provision of such consulting services by Mr. McHugh will interfere with the performance by Mr. McHugh of his duties to the Registrant.

      A copy of the related press release is attached as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBIT.

Exhibit 99.1 - Press release, dated May 4, 2006, announcing appointment of Joseph McHugh as Chief Financial Officer of the Registrant.

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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RAND LOGISTICS, INC.


Date: May 4, 2006                               By: /s Laurence S. Levy
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                                                Name: Laurence S. Levy
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer